Exhibit 99.1

Press release

Allarity Therapeutics Announces Adjournment of 2022 Annual Meeting
of Stockholders

Cambridge, MA U.S.A. (November 7, 2022) — Allarity Therapeutics, Inc. (“Allarity” or the “Company”), a clinical-stage pharmaceutical company developing novel oncology therapeutics together with drug-specific DRP® companion diagnostics for personalized cancer care today announced that the Company’s 2022 Annual Meeting of Stockholders (the “Meeting”), was convened on November 4, 2022, at 1:00 p.m. (Eastern Time) and was adjourned without any business being conducted.

The Meeting was adjourned until 1:00 p.m. (Eastern Time) on Friday, December 2, 2022, to allow additional time to achieve quorum and for stockholders to vote on the proposals set forth in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (SEC) on September 19, 2022 (the “Proxy Statement”), including, but not limited to, a proposal to increase the number of authorized shares of common stock in the Company’s certificate of incorporation from 30,000,000 to 150,000,000 shares. As previously disclosed in the Company’s SEC reports, the Company must raise additional capital in order to continue as a going concern and execute its ongoing and anticipated clinical trials. The Company is currently in discussions with the holder of its Series A Preferred Shares regarding a potential bridge loan to extend the Company’s cash runway in order to provide the Company with more time to complete the process of amending its certificate of incorporation increasing its authorized share capital in order to facilitate additional capital investments. No assurances can be given that the discussions will be successful or that the Company will be able to raise additional capital on favorable terms, or at all. The Company has decided to delay the enrollment of patients in its previously announced anticipated Phase 1b/2 clinical trial of its therapeutic candidate PARP inhibitor, stenoparib, in combination with its therapeutic candidate pan-TKI, dovitinib, for the second-line or later treatment of metastatic ovarian cancer until it has raised additional capital.

The Meeting will reconvene on December 2, 2022, at 1:00 p.m. (Eastern Time) virtually at https://meetnow.global/MRJXJMN. The record date for the Annual Meeting remains the same, September 15, 2022. Stockholders of record may attend the virtual webcast meeting on Friday, December 2, 2022, 1:00 p.m. (Eastern Time) by logging in through the same method. During this adjournment, the Company will continue to solicit votes from its stockholders regarding all proposals set forth in the Proxy Statement. Stockholders who have already voted their shares on the proposals contained in the Proxy Statement do not need to vote again. Proxies previously submitted in respect of the Meeting will be voted at the adjourned Meeting, and stockholders who have previously submitted a proxy or otherwise voted need not take any action.

Stockholders who have not already voted are strongly urged to promptly vote their shares in favor of all the proposals.

Stockholders may use the Proxy Card that they were originally provided with or vote in the manner as set forth in the Proxy Statement. Stockholders who have questions or require any assistance in voting their shares may contact the Company’s proxy solicitor, Georgeson LLC, toll-free at (866) 482-5026 or at +1 (781) 575-2137 for stockholders located outside the United States.

Allarity encourages all stockholders, as of the record date on September 15, 2022, who have not yet voted to do so promptly.

Allarity Therapeutics, Inc. I 210 Broadway, #201 I Cambridge, MA I U.S.A. I NASDAQ: ALLR I www.allarity.com

About Allarity Therapeutics

Allarity Therapeutics, Inc. (Nasdaq: ALLR) develops drugs for personalized treatment of cancer guided by its proprietary and highly validated companion diagnostic technology, the DRP® platform. The Company has a mature portfolio of three drug candidates: stenoparib, a PARP inhibitor in Phase 2 development for ovarian cancer; dovitinib, a post-Phase 3 pan-tyrosine kinase inhibitor; and the European rights to IXEMPRA® (Ixabepilone), a microtubule inhibitor approved in the U.S. and marketed by R-PHARM U.S. for the treatment of second-line metastatic breast cancer, currently in Phase 2 development in Europe for the same indication. Additionally, the Company has rights in two secondary assets: 2X-111, a liposomal formulation of doxorubicin in Phase 2 development for metastatic breast cancer and/or glioblastoma multiforme (GBM), which is the subject of discussions for a restructured out-license to Smerud Medical Research International AS; and LiPlaCis®, a liposomal formulation of cisplatin and its accompanying DRP®, being developed via a partnership with Chosa ApS, an affiliate of Smerud Medical Research International, for late-stage metastatic breast cancer. The Company is headquartered in the United States and maintains an R&D facility in Hoersholm, Denmark. For more information, please visit the Company’s website at www.Allarity.com.

About the Drug Response Predictor – DRP® Companion Diagnostic

Allarity uses its drug-specific DRP® to select those patients who, by the genetic signature of their cancer, are found to have a high likelihood of responding to the specific drug. By screening patients before treatment, and only treating those patients with a sufficiently high DRP® score, the therapeutic response rate can be significantly increased. The DRP® method builds on the comparison of sensitive vs. resistant human cancer cell lines, including transcriptomic information from cell lines combined with clinical tumor biology filters and prior clinical trial outcomes. DRP® is based on messenger RNA from patient biopsies. The DRP® platform has proven its ability to provide a statistically significant prediction of the clinical outcome from drug treatment in cancer patients in 37 out of 47 clinical studies that were examined (both retrospective and prospective), including ongoing, prospective Phase 2 trials of Stenoparib and IXEMPRA®. The DRP® platform, which can be used in all cancer types and is patented for more than 70 anti-cancer drugs, has been extensively published in peer reviewed literature.

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Allarity Therapeutics, Inc. I 210 Broadway, #201 I Cambridge, MA I U.S.A. I NASDAQ: ALLR I www.allarity.com

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide Allarity’s current expectations or forecasts of future events. The words “anticipates,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predicts,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements related to raising additional capital and the expectation of negotiating a bridge loan with its holder of Series A Preferred Shares, clinical and commercial potential due to the Company advancing dovitinib in combination with another therapeutic candidate or other approved drug, any statements related to ongoing clinical trials for stenoparib as a monotherapy or in combination with another therapeutic candidate for the treatment of advanced ovarian cancer, or ongoing clinical trials (in Europe) for IXEMPRA® for the treatment of metastatic breast cancer, and statements relating to the effectiveness of the Company’s DRP® companion diagnostics platform in predicting whether a particular patient is likely to respond to a specific drug. Any forward-looking statements in this press release are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that results of a clinical study do not necessarily predict final results and that one or more of the clinical outcomes may materially change following more comprehensive reviews of the data, and as more patient data become available, the risk that results of a clinical study are subject to interpretation and additional analyses may be needed and/or may contradict such results, the receipt of regulatory approval for dovitinib or any of our other therapeutic candidates or, if approved, the successful commercialization of such products, the risk of cessation or delay of any of the ongoing or planned clinical trials and/or our development of our product candidates, the risk that the results of previously conducted studies will not be repeated or observed in ongoing or future studies involving our therapeutic candidates, and the risk that the current COVID-19 pandemic will impact the Company’s current and future clinical trials and the timing of the Company’s preclinical studies and other operations. For a discussion of other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in our Form S-1 registration statement on file with the Securities and Exchange Commission, available at the Securities and Exchange Commission’s website at www.sec.gov, and as well as discussions of potential risks, uncertainties and other important factors in the Company’s subsequent filings with the Securities and Exchange Commission. All information in this press release is as of the date of the release, and the Company undertakes no duty to update this information unless required by law.

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Company Contact:

Thomas Jensen

Senior V.P. of Investor Relations

investorrelations@allarity.com

Investor Relations:

Chuck Padala

LifeSci Advisors

+1 (646) 627-8390

chuck@lifesciadvisors.com

U.S. Media Contact:

Mike Beyer

Sam Brown, Inc.

+1 (312) 961-2502

mikebeyer@sambrown.com

EU Media Contact:

Thomas Pedersen

Carrotize PR & Communications

+45 6062 9390

tsp@carrotize.com

Allarity Therapeutics, Inc. I 210 Broadway, #201 I Cambridge, MA I U.S.A. I NASDAQ: ALLR I www.allarity.com